Expenses by nature	12 Months Ended
Dec. 31, 2017
Expenses by nature
Expenses by nature

8. Expenses by nature

EURm	2017	2016	2015
Continuing operations
Personnel expenses (Note 9)	7 845	7 814	3 738
Cost of material	7 776	7 260	2 907
Depreciation and amortization (Notes 14, 15)	1 591	1 594	286
Rental expenses	339	344	164
Impairment charges	210	17	11
Other	5 733	7 829	3 993
Total operating expenses	23 494	24 858	11 099

Operating expenses include government grant income and R&D tax credits of EUR 140 million (EUR 126 million in 2016 and EUR 20 million in 2015) that have been recognized in the consolidated income statement as a deduction against research and development expenses.